STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

                        Class A, B, C, E, F and Z shares

                  Supplement to   Prospectuses   and   Statement   of
                      Additional  Information  dated  March 1, 2000
                     (Replacing  Supplement  dated June 23, 2000)

Effective July 14, 2000, the Fund changed its name to "Liberty Tax-Managed Growth Fund."

The Board of Trustees recently approved a change to the administration agreement between the Fund and Colonial Management Associates, Inc. (Administrator).

The Fund's current administration fee paid to the Administrator is 0.40% of the average daily net assets of the Fund. Effective July 1, 2000, the Trustees approved a decrease in the administration fee to 0.25% of average daily net assets.

Effective July 1, 2000, Stein Roe & Farnham Incorporated (Advisor) and the Administrator will no longer voluntarily waive advisory and administration fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.25% of the first $100 million of average net assets and 1.50% of average net assets over $100 million. For the fiscal year ended October 31, 1999, total annual fund operating expenses did not exceed these amounts and, therefore, the total annual fund operating expenses of the Fund would have been the same for the fiscal year ended October 31, 1999 without the voluntary fee waiver and reimbursement.

Effective immediately the initial investment minimum is lowered to $1,000 and subsequent investments is lowered to $50

705-36/222C-0700                                                  July 21, 2000